_______________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2005

                             _____________________

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                             _____________________



       Cayman Islands                   001-16855               98-0362785
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                      N/A
   (Address of Principal Executive Offices)                 (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
_______________________________________________________________________________
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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.


          On December 21, 2005, Orkney Re II plc ("Orkney Re II"), a public limited company incorporated under the laws of Ireland, whose issued ordinary shares are held by a share trustee and its nominees in trust for charitable purposes, issued (i) $382,500,000 in aggregate principal amount of Series A-1 Floating Rate Guaranteed Notes due December 21, 2035 (the "Series A-1 Notes"),
(ii) $42,500,000 in aggregate principal amount of Series A-2 Floating Rate Notes due December 21, 2035 (the "Series A-2 Notes," and together with the Series A-1 Notes, the "Series A Notes"), and (iii) $30,000,000 in aggregate principal amount of Series B Floating Rate Notes due December 21, 2035 (the "Series B Notes," and together with the Series A Notes, the "Notes") in a private placement. Concurrently with the offering of the Notes, Orkney Re II issued (i) $30,000,000 principal amount of Series C Floating Rate Notes due December 21, 2036 (the "Series C Notes"), (ii) $500,000 principal amount of Series D Convertible Notes due December 21, 2036 (the "Series D Notes"), and (iii) 76,190,000 Preference Shares of $1.00 each in its capital (the "Preference Shares"). Scottish Annuity & Life Insurance Company (Cayman) Ltd., a direct, wholly-owned subsidiary of Scottish Re Group Limited (the "Company"), purchased all of the Series C Notes and the Company purchased all of the Series D Notes and Preference Shares, in each case in a private placement.


          Orkney Re II was formed as a special purpose vehicle for the purpose of entering into and performing a reinsurance agreement between it and Scottish Re (U.S.) ("Scottish Re"), an indirect wholly owned subsidiary of the Company, pursuant to which Scottish Re will cede to Orkney Re II on an indemnity reinsurance basis risks associated with certain term life insurance policies with guaranteed level premiums issued between January 1, 2004 and December 31, 2004. Proceeds from the issuance of the Notes, the Series C Notes, the Series D Notes and the Preference Shares will be used, amnong other things, to fund a reinsurance trust account in favor of Scottish Re, which will provide Scottish Re with credit for reinsurance for certain statutory reserves associated with these term life insurance policies (commonly referred to as Regulation XXX reserves). The payment of scheduled interest payments under the Series A-1 Notes and the ultimate repayment of principal on December 21, 2035 are insured by Assured Guaranty (UK) Ltd. ("Assured"), a financial guarantor authorized and regulated by the Financial Services Authority of the United Kingdom, through a financial guarantee (the "Series A-1 Notes Guarantee"). Assured will not guarantee the payment of any redemption premium, the early repayment of principal on the Series A-1 Notes, taxes or shortfalls for withholding taxes. The Notes are direct financial obligations of Orkney Re II, and none of Scottish Re, the Company or any of their affiliates is an obligor or guarantor on the Notes.


          The annual interest rate on the Notes will equal the 3-month London Interbank Offered Rate ("LIBOR"), plus a spread. The Series A-1 Notes, Series A-2 Notes and Series B Notes bear interest at a rate equal to the 3-month LIBOR plus 0.425%, 0.73% and 3.0% per year, respectively. Such interest will be payable quarterly in arrears on each February 11, May 11, August 11, and November 11 (each a "Scheduled Payment Date"), for each period beginning on (and including) February 11, 2006, and each succeeding Scheduled Payment Date, and ending on (but excluding) the next succeeding Scheduled Payment Date. The Series B Notes are subordinated to the Series A Notes. If there are insufficient funds available for interest payments on the Series B Notes on any


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Scheduled Payment Date, then interest payments on these notes will be deferred and accrued at 5.0%, compounding on each successive Scheduled Payment Date.

          The Series C Notes will bear interest at a rate determined in accordance with a schedule based on the experience of the term life insurance policies that have been reinsured. The interest rate on the Series C Notes is initially set at LIBOR plus 10.0% and will range from LIBOR plus 10.0% to 0% and will decrease as the experience of the policies becomes less favorable. Any interest on the Series C Notes not paid on a Scheduled Payment Date will be deferred and accrued at 5.0%.

          The Series D Notes will not bear interest, however, at any time after the Notes have been redeemed or repaid in full, the Series D Notes may be converted in full or in part, at the option of the holder of the Series D Notes, into Class B ordinary shares of Orkney Re II. The Class B ordinary shares issued upon a conversion of all of the Series D Notes would represent a majority of the voting power of the ordinary shares of Orkney Re II.

         The Preference Shares do not have any voting rights or rights to income or entitlement to dividends, but the holder is entitled to a return of the amounts paid for the Preference Shares in priority to any payment to the holders of Orkney Re II's ordinary shares.

          Under the terms of the Series A-1 Notes Guarantee, so long as Assured is not in default on any of its obligations under the Series A-1 Notes Guarantee and is not involved in bankruptcy proceedings, Assured may direct The Bank of New York, as trustee (the "Trustee"), under an indenture (the "Indenture") among Orkney Re II, the Trustee, and Assured, to foreclose on certain accounts of Orkney Re II (the "Collateral") securing the Series A-1 Notes Guarantee if any of the following events of default occurs:

          o    payment by Assured under the Series A-1 Notes Guarantee;

          o nonpayment of interest when due and payable in accordance with the terms of the Series A Notes;

          o    nonpayment of all, or part, of the principal of the Notes;

          o the security interest in the Collateral ceases to be a perfected security interest under New York law or a fixed or floating charge under Irish law, other than as a result of any act or omission on the part of Assured;

          o    failure to make payments to Assured under ancillary agreements;

          o breach or misrepresentation of any representation or warranty under the Indenture by Orkney Re II, or default in performance of any material covenant or agreement applicable to Orkney Re II under the Indenture, if unremedied for a period of 30 days after receiving notice; or


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          o    bankruptcy, insolvency, reorganization, liquidation, examination or other similar proceeding of Orkney Re II.


If an event of default occurs and is continuing, the entire principal of the Series A Notes, and interest accrued thereon may be declared to be due and payable immediately. As a consequence, the Series B Notes will be automatically accelerated.

          The Series A Notes are not redeemable prior to February 11, 2007, unless Scottish Re has recaptured all or part of the business reinsured to Orkney Re II. Such redemption would be on a Scheduled Payment Date, in cash, at 103% of the principal amount to be redeemed. The Company may redeem all or part of the Series A Notes on any Scheduled Payment Date between February 11, 2007 and February 11, 2018 at a redemption price equal to 103%, 102.25%, 101.5% or 100.75% of the principal amount, as determined by the specified Scheduled Payment Date, payable in cash. The Series A Notes are redeemable at a redemption price equal to 100% of the principal amount, payable in cash, after February 11, 2018. Any redemption of the Series A Notes will include the accrued interest up to (but excluding) the date of redemption. If the Series A Notes are not redeemed in full, the amount redeemed will be allocated pro rata to both the Series A-1 noteholders and the Series A-2 noteholders. Following a redemption in full of the Series A Notes, the Series B Notes will be redeemed, to the extent that funds are still available for redemption under the same terms as the Series A Notes. Additional information regarding this transaction is set forth in the press release which is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by Scottish Re Group Limited on December 21, 2005./1


__________________
/1 The text of the press release refers to Orkney Re II as a wholly-owned subsidiary of the Company. Orkney Re II is not a subsidiary of the Company, as all of Orkney Re II's issued ordinary shares are held by a share trustee and its nominees in trust for charitable purposes.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                            SCOTTISH RE GROUP LIMITED


                            By: /s/ Hugh T. McCormick
                                -----------------------------------------
                                Hugh T. McCormick
                                Executive Vice President, Corporate Development



Dated:  December 28, 2005








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                                INDEX TO EXHIBITS

Number      Description
------      -----------
99.1        Press Release issued by Scottish Re Group Limited on
            December 21, 2005./1













/1 The text of the press release refers to Orkney Re II as a wholly-owned subsidiary of the Company. Orkney Re II is not a subsidiary of the Company, as all of Orkney Re II's issued ordinary shares are held by a share trustee and its nominees in trust for charitable purposes.


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